UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022 (March 31, 2022)

Clarim Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39954	85-3812991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 East 44th St., 18th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 636-7925

245 Fifth Avenue, Suite 1500, New York, NY 10016
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	CLRMU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CLRM	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	CLRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2022, Clarim Acquisition Corp. (the “Company”) entered into a promissory note (the “Note”) of up to $600,000 with Clarim Partners, LLC (the “Sponsor”).

Under the terms and conditions of the Note, the Company may request drawdowns for costs reasonably related to the Company’s ongoing working capital needs and/or in order to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”), if applicable.

The Note bears no interest and is not secured by the Company’s assets. The principal balance of the Note is due and payable by the Company on the earlier of: (i) February 2, 2023 or (ii) the date on which Company consummates the Initial Business Combination (such date, the “Maturity Date”).

The principal under the Note may be drawn down by the Company from time to time prior to the Maturity Date (each, a “Drawdown Request”). Each Drawdown Request must not be an amount less than $10,000, unless otherwise agreed upon by the parties. Each Drawdown Request by the Company shall be funded by Sponsor within five (5) business days.

Upon the consummation of the Initial Business Combination and without any further action by the Company or the Sponsor, the outstanding amount under the Note shall automatically convert into that number of warrants of the Company or its successor entity (the “Conversion Warrants”), equal to: (x) the outstanding amount of the Note being converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants will be entitled to certain registration rights, as further described in the Note and by reference therein to the Registration Rights Agreement entered into by the Company and certain other parties thereto on January 28, 2021, a copy of which was previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2021.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title
10.1	Promissory Note, dated March 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022	Clarim Acquisition Corp.

	By:	/s/ Jaymin Patel
		Name:	Jaymin Patel
		Title:	Chief Financial Officer, President and Director

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